EXHIBIT 10.32

                                 THIRD AMENDMENT
                               TO CREDIT AGREEMENT

                  This THIRD AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of January 18, 2001 and entered into by and among OAKLEY, INC., a Washington corporation ("COMPANY"), the financial institutions listed on the signature pages hereof (the "LENDERS"), and BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association), as the agent for the Lenders (in such capacity "AGENT"), and, for purposes of Section 4 hereof, the Credit Support Parties (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Second Amended and Restated Credit Agreement dated as of August 25, 1998, as amended to the date hereof (as so amended, the "CREDIT AGREEMENT"), by and among Company, the lending institutions identified therein and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, Company and the Lenders desire to amend the Credit Agreement to (i) increase the aggregate amount of the Revolving Loan Commitment to $75,000,000, (ii) extend the Revolving Loan Commitment Termination Date until August 31, 2004, (iii) adjust certain of the financial covenants set forth therein, and (iv) make certain other amendments as set forth below;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         4.       AMENDMENTS TO THE CREDIT AGREEMENT

                  4.1 AMENDMENT TO SECTION 1: PROVISIONS RELATING TO DEFINED
TERMS

                  A.  CERTAIN DEFINED TERMS.

                  1. REVOLVING LOAN COMMITMENT TERMINATION DATE. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the reference to "August 31, 2001" set forth in the definition of "Revolving Loan Commitment Termination Date" and substituting "August 31, 2004" therefor.

                  2. IBOR RATE AND IBOR LOAN. Subsection 1.1 of the Credit Agreement is hereby amended by adding the following definitions after the definition of "Hostile Acquisition":

                  "IBOR RATE" means for any Interest Period with respect to any IBOR Loan, a rate per annum determined by the Administrative Agent as of the first day of such Interest Period pursuant to the following formula:

                     IBOR Rate =               IBOR BASE RATE
                                       ----------------------------
                                        1.00 - Reserve Percentage

                  Where,

                  (i) "IBOR BASE RATE" means, for such Interest Period, the interest rate at which Bank of America's Grand Cayman Banking Center, Grand Cayman, British West Indies, would offer Dollar deposits for such Interest Period to other major banks in the offshore Dollar interbank market.

                  (ii)"RESERVE PERCENTAGE" means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the Board for determining the maximum reserve requirement (including any emergency, supplemental, special, marginal or other reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Board Regulation D). The IBOR Rate for each outstanding IBOR Loan shall be adjusted automatically as of the effective date of any change in the Reserve Percentage.

                  "IBOR LOANS" means Loans that bear interest at a rate based on the IBOR Rate."

                  B.       OTHER DEFINITIONAL PROVISIONS.

                  Subsection 1.3 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

                  "Except with respect to (a) the definitions of "LIBOR" and "LIBOR Loans", (b) subsection 2.2A, and (c) the last sentence of subsection 2.2B, all references in this Agreement and the Exhibits hereto to "LIBOR" and "LIBOR Loans" shall be deemed also to include "IBOR" and "IBOR Loans" unless otherwise required by the context."

                  4.2 AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

                  (A) REVOLVING LOAN COMMITMENT. Subsection 2.1A(i) of the Credit Agreement is hereby amended by deleting the amount "$50,000,000" set forth therein and substituting "$75,000,000" therefor.

                  (B) INTEREST ON THE LOANS.

                  1. Subsection 2.2A of the Credit Agreement is hereby amended by inserting ",IBOR Rate" immediately after the term "Base Rate" contained in the first line thereof.

                  2. Subsection 2.2A(i) of the Credit Agreement is hereby amended by inserting "MINUS 0.25%" immediately after the term "Base Rate" set forth therein.

                  3. Subsection 2.2A(ii) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:
"(ii) if a LIBOR Loan or an IBOR Loan, then at the sum of LIBOR or IBOR, as applicable, PLUS the Pricing Margin."

                  (C) INTEREST PERIODS.

                  1. Subsection 2.2B of the Credit Agreement is hereby amended by deleting the phrase "either a one, two, three, six or twelve-month period" set forth therein and substituting "either a one-week period or a one, two, three, six or twelve-month period" therefor.

                  2. Subsection 2.2B of the Credit Agreement is hereby further amended by adding the following sentence as a new paragraph after subsection 2.2B(vii) therein:

                  "In connection with each IBOR Loan, Company may select only an Interest Period of one week and in connection with each LIBOR Loan, Company may select only Interest Periods of one, two, three, six or twelve months."

                  (D) COMMENCEMENT OF INTEREST PERIOD. Subsection 2.2B(iv) of the Credit Agreement is hereby amended by adding the parenthetical phrase "(other than a one-week Interest Period)" immediately after the phrase "any Interest Period" contained in the first line thereof.

                  (E) FAILURE TO SPECIFY INTEREST PERIOD. Subsection 2.2B(vii) of the Credit Agreement is hereby amended by deleting the reference to "one month" set forth therein and substituting "one week" therefor.

                  (F) COMMITMENT FEES. Subsection 2.3A of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                          "A. COMMITMENT FEES. Company agrees to pay to Agent,
                  for distribution to each Lender in proportion to that Lender's Pro Rata Share, commitment fees for the period from and including the Closing Date to and excluding the Revolving Loan Commitment Termination Date equal to the sum of (i) the product of (A) the actual daily excess of the Revolving Loan Commitments over the sum of (x) the aggregate principal amount of Revolving Loans outstanding PLUS (y) the Letter of Credit Usage (determined for the purposes of this subsection 2.3 only so as to exclude the aggregate face amount of all Commercial Letters of Credit) MULTIPLIED BY (B) 0.20% per annum, PLUS
                  (ii) from and after January 12, 2002 the product of (A) the actual daily average of the face amount of all Commercial Letters of Credit MULTIPLIED BY (B) 0.25% per annum; such commitment fees to be calculated on the basis of a 360-day year and the actual number of days elapsed and to be payable quarterly in arrears on each Quarterly Payment Date, commencing on the first such date to occur after the Closing Date, and on the Revolving Loan Commitment Termination Date."

                  4.3 AMENDMENTS TO SECTION 7: COMPANY'S NEGATIVE COVENANTS

                  (A) MAXIMUM LEVERAGE RATIO. Subsection 7.5A of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                  "A. MAXIMUM LEVERAGE RATIO. Company shall not permit the Leverage Ratio to exceed 1.25 to 1.00 at any time on or prior to June 30, 2002 and 1.00 to 1.00 at any time thereafter."

                  (B) MINIMUM FIXED CHARGE COVERAGE RATIO.

                  (1) Subsection 7.5B of the Credit Agreement is hereby amended by adding the following parenthetical phrase immediately after the phrase "LESS cash payments made in respect of taxes based on income":

                  "(PROVIDED that such cash payments made on or prior to June 30, 2001 in respect of taxes based on income shall exclude (a) amounts not to exceed $19,000,000 that Company has reasonably concluded, after consultation with its tax advisors, should reasonably be expected to be refunded to Company on or prior to June 30, 2002 in cash or as a tax credit against estimated taxes and (b) amounts not to exceed $19,000,000 that are refunded to Company on or prior to June 30, 2002 in cash or as a tax credit against estimated taxes)".

                  (2) Subsection 7.5B of the Credit Agreement is hereby further amended by adding the following parenthetical phrase immediately after the phrase "LESS cash payments for stock repurchases":

                           "(PROVIDED that with respect to each of the four
                  quarter fiscal periods ending March 31, 2001, June 30, 2001 and September 30, 2001, such cash payments for stock repurchases shall be subtracted from Consolidated EBITDA only to the extent that such cash payments exceed $20,000,000)".

                  (C) MINIMUM CONSOLIDATED ADJUSTED NET INCOME. Subsection 7.5C of the Credit Agreement is hereby amended by deleting the amount "$18,000,000" set forth therein and substituting "$30,000,000" therefor.

                  4.4 SUBSTITUTION OF SCHEDULE AND AMENDMENT OF EXHIBIT

                  (A) SCHEDULE 2.1: LENDERS' COMMITMENTS AND PRO RATA SHARES.
SCHEDULE 2.1 to the Credit Agreement is hereby amended by deleting said SCHEDULE
2.1 in its entirety and substituting in place thereof a new SCHEDULE 2.1 in the form of ANNEX A to this Amendment.

                  (B) EXHIBIT IV: REVOLVING NOTE. The third paragraph of EXHIBIT IV to the Credit Agreement is hereby amended by deleting the amount "$50,000,000" set forth therein and substituting "$75,000,000" therefor.

         5.       CONDITIONS TO EFFECTIVENESS

                  Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "THIRD AMENDMENT EFFECTIVE DATE"):

                  (A) On or before the Third Amendment Effective Date, Company shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Third Amendment Effective
Date:

                  (1) Resolutions of its Board of Directors approving and authorizing this Amendment and the Amended and Restated Revolving Notes (as hereinafter defined), certified as of the Third Amendment Effective Date by its chief financial officer as being in full force and effect without modification or amendment;

                  (2) Signature and incumbency certificates of its officers executing this Amendment and the Amended and Restated Revolving Notes (as hereinafter defined); and

                  (3) Executed copies of this Amendment and the Amended and Restated Revolving Notes, substantially in the form of ANNEX B to this Amendment (collectively the "AMENDED AND RESTATED REVOLVING NOTES"), drawn to the order of each Lender and with appropriate insertions. It is agreed that (i) the Amended and Restated Revolving Notes are issued pursuant to subsection 2.1E of, and shall be "Revolving Notes" as defined in, the Credit Agreement, (ii) the Amended and Restated Revolving Notes shall supersede and replace the respective Revolving Notes dated as of August 25, 1998 previously issued by the Company to the Lenders, and (iii) all amounts shown outstanding on the books and records of the Lenders under such prior Revolving Notes shall be deemed outstanding under their respective Amended and Restated Revolving Note as of the Third Amendment Effective Date.

                  (B) Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of Skadden, Arps, Slate, Meagher & Flom LLP, and Preston Gates & Ellis LLP, counsel for Company, in form and substance reasonably satisfactory to Agent and its counsel, dated as of the Third Amendment Effective Date and setting forth substantially the matters in the opinions designated in ANNEX C to this Amendment.

                  (C) On or before the Third Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

         6.       COMPANY'S REPRESENTATIONS AND WARRANTIES

                  In order to induce the Lenders to enter into this Amendment, to amend the Credit Agreement in the manner provided herein and to implement the waiver provided herein,

Company represents and warrants to each Lender that the following statements are true, correct and complete:

                  (A) CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment, to issue the Amended and Restated Revolving Notes and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

                  (B) AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the Amended and Restated Revolving Notes, the performance of the Amended Agreement and the issuance, delivery and payment of the Amended and Restated Revolving Notes have been duly authorized by all necessary corporate action on the part of Company.

                  (C) BINDING OBLIGATION. This Amendment and the Amended Agreement are the legal, valid and binding obligation of Company, enforceable against it in accordance with their terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability, and any instrument or agreement required hereunder or by the Amended Agreement, including the Amended and Restated Revolving Notes, when executed and delivered, will be similarly valid, binding and enforceable except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  (D) INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  (E) ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of this Amendment that would constitute an Event of Default or a Default.

         7.       ACKNOWLEDGEMENT AND CONSENT

                  Company is a party to the Oakley Europe Pledge Agreement and Conformation of Shareholder Pledge Agreement, in each case as amended through the Third Amendment Effective Date, pursuant to which Company has created Liens in favor of Agent on certain Collateral to secure the Obligations. Bazooka, Inc. ("GUARANTOR") is a party to the Guaranty, as amended through the Third Amendment Effective Date, pursuant to which Guarantor has guarantied the Obligations. Company and Guarantor are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Oakley Europe Pledge Agreement, Conformation of Shareholder Pledge Agreement and Guaranty referred to above are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

                  Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein. Without limiting the generality of the foregoing, each Credit Support Party hereby acknowledges and confirms the understanding and intent of such party that, upon the effectiveness of this Amendment, and as a result thereof, the definition of "Obligations" contained in the Amended Agreement includes the obligations of Company under the Amended and Restated Revolving Notes.

                  Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date. Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

                  Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

         8.       MISCELLANEOUS

                  (A) Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                  (i) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other documents entered pursuant to the Credit Agreement to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other documents entered pursuant to the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  B. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  C. CALIFORNIA LAW. This Agreement shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of California, without regard to conflicts of laws principles.

                  D. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by
Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Company, all Lenders and each of the Credit Support Parties and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                              OAKLEY, INC.


                              By: /s/ LINK NEWCOMB
                                 ---------------------------------------------
                              Name: Link Newcomb
                              Title: Chief Operating Officer



                              BAZOOKA, INC., (for purposes of Section 4 only) as a Credit Support Party


                              By: /s/ THOMAS GEORGE
                                 ---------------------------------------------
                              Name: Thomas George
                              Title: Chief Financial Officer



                              BANK OF AMERICA, N.A., AS AGENT


                              By: /s/ KEN PURO
                                 ---------------------------------------------
                              Name: Ken Puro
                              Title: Vice President



                         LENDERS: BANK OF AMERICA, N.A.


                              By: /s/ DEAN GLASSBERG
                                 ---------------------------------------------
                              Name: Dean Glassberg
                              Title: Vice President

                              UNION BANK OF CALIFORNIA, N.A.


                              By: /s/ MARGARET FURBANK
                                 ---------------------------------------------
                              Name: Margaret Furbank
                              Title: Vice President



                              THE CHASE MANHATTAN BANK


                              By: /s/ MAUREEN MORGAN
                                 ---------------------------------------------
                              Name: Maureen Morgan
                              Title: Vice President

ANNEX A-1

                                  SCHEDULE 2.1
                    LENDERS' COMMITMENTS AND PRO RATA SHARES

                                        Revolving Loan             Pro Rata
  Lender                                 Commitment                  Share
-----------                             --------------             ---------
Bank of America, N.A.                   $ 30,000,000                40.00%
Union Bank of California, N.A.          $ 22,500,000                30.00%
The Chase Manhattan Bank                $ 22,500,000                30.00%
                                        -------------               ------
TOTAL                                   $ 75,000,000                  100%


                                   ANNEX A-1

ANNEX B

                            [FORM OF REVOLVING NOTE]

                                  OAKLEY, INC.
                                 PROMISSORY NOTE

$(1)                                               Los Angeles, California
                                                             [-----------]

FOR VALUE RECEIVED, OAKLEY, INC., a Washington corporation ("COMPANY"), promises to pay to the order of (2), its successors or assigns ("PAYEE") on or before the Revolving Loan Commitment Termination Date, as defined in the Credit Agreement referred to below, the lesser of (x) (3) ($(1)) and (y) the unpaid principal amount of all advances made by Payee to Company as Revolving Loans under the Credit Agreement referred to below.

Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Amended and Restated Credit Agreement dated as of August 25, 1998 by and among Company, the financial institutions listed therein as Lenders, and Bank of America, N.A., as Agent, as amended to the date hereof and from time to time thereafter (as so amended and as it may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined).

This Note is one of Company's "Revolving Notes" in the aggregate principal amount of $75,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Loans evidenced hereby were made and are to be repaid.

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Agent and recorded in the Register as provided in subsection 10.1B(ii) of the Credit Agreement, Company and Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loans evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; PROVIDED, HOWEVER, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.
----------------------
(1) Insert amount of Lender's Revolving Loan Commitment in numbers.
(2) Insert Lender's name in capital letters.
(3) Insert amount of Lender's Revolving Loan Commitment in words.


                                   ANNEX B-1

Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

This Note is subject to mandatory prepayment as provided in subsection 2.4A(iii) of the Credit Agreement and to prepayment at the option of Company as provided in subsection 2.4A(i) of the Credit Agreement.

THE CREDIT AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.16 of the Credit Agreement.

No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                  [Remainder of Page Intentionally Left Blank]


                                   ANNEX B-2

IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                   OAKLEY, INC.



                                   By:
                                       ---------------------------------------
                                   Name:
                                   Title:


                                   ANNEX B-3

                                  TRANSACTIONS
                                       ON
                                 REVOLVING NOTE


                                                             AMOUNT OF         OUTSTANDING
                        TYPE OF LOAN       AMOUNT OF         PRINCIPAL          PRINCIPAL
                         MADE THIS         LOAN MADE         PAID THIS         BALANCE THIS        NOTATION
        DATE               DATE            THIS DATE           DATE              DATE              MADE BY
       ------            ---------         ---------         ---------         ------------        --------


                                   ANNEX B-4

ANNEX C

       [MATTERS TO BE COVERED IN OPINIONS OF COUNSEL TO COMPANY]


1. Company is duly incorporated and validly in existence under the laws of Washington. Washington does not have a corporate franchise tax. Statutory revisions to the Washington Business Corporation Act have eliminated good standing as a corporate status.

2. Company has the corporate power and authority to execute and deliver the Amendment and the Amended and Restated Revolving Notes (collectively, the "TRANSACTION DOCUMENTS") and to perform its obligations under the Amended Agreement.

3. Company has duly authorized and executed the Transaction Documents and has duly authorized the performance of the Amended Agreement.

4. At the closing of the Amendment, effective upon release by Company, or any of its attorneys, to Agent of the original Transaction Documents signed by Company, facsimile copies the signature pages of which now have been furnished to us, and upon execution of the same Transaction Documents by Agent, Company shall have duly delivered each of such Transaction Documents.

5. Each of the Transaction Documents and the Amended Agreement constitute the valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, provided that we express no opinion as to the enforceability of any rights to contribution or indemnification provided for in the Transaction Documents which are violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

6. The execution and delivery by Company of each of the Transaction Documents and the performance by Company of its obligations under the Amended Agreement in accordance with its terms, do not (i) conflict with the Articles of Incorporation or Bylaws of Company, (ii) constitute a violation of or a default under the Standing Loan Agreement or (iii) cause the creation of any security interest or lien upon any of the property of Company pursuant to the Standing Loan Agreement.

7. The execution and delivery by Company of the Transaction Documents, the performance by Company of the Amended Agreement and the compliance by Company with the terms and provisions thereof will not contravene any provision of any applicable law.

                  8. No governmental approval that has not been obtained or taken and is not in full force and effect is required to authorize or is required in connection with the execution or delivery by Company of any of the Transaction Documents or the performance by Company of the Amended Agreement, except as may be required in connection with the perfection of security interests.

                  9. No registration of Company under the Investment Company Act of 1940, as amended, is required in connection with the transactions contemplated by the Transaction Documents or the Amended Agreement.

                  10. Company is not a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.


                                   ANNEX C-1